July 30, 2010

ADVANTAGE FUNDS, INC.
- DREYFUS OPPORTUNISTIC SMALL CAP FUND
(formerly, Dreyfus Small Company Value Fund)

Supplement to Prospectus
dated January 1, 2010

Effective as of the close of business on or about November 30, 2010 (the “Closing Date”), the fund will be closed to new investors, with certain exceptions, as described below.

Investors who do not own shares of the fund as of the Closing Date generally will not be permitted to buy shares of the fund, except that new accounts may be established by:

  Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by Dreyfus and established the fund as an investment option in the plan by the close of business on the Closing Date;

  Wrap programs that established the fund as an investment option under the wrap program by the close of business on the Closing Date;

  Certain firms on behalf of their high net worth clients, provided that such firms have been approved by Dreyfus and continuously maintained investments in the Fund on behalf of their clients since the close of business on the Closing Date; and

  The fund’s primary portfolio managers and fund Board members who do not have existing accounts.

Shareholders of the fund as of the Closing Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts.

Fund shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account, except that investors with zero balance accounts held under group employer retirement plans or wrap fee programs or by certain approved firms on behalf of their high net worth clients that are established by the close of business on the Closing Date may continue to make investments in such accounts. Financial institutions maintaining omnibus accounts with the fund, other than those described above, will be prohibited from accepting purchase orders from new investors after the Closing Date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the Closing Date.

The Board reserves the right to open the fund to new investors after the Closing Date or suspend the sale of shares from time to time without further notice or supplement to the prospectus.

0253S0710